Exhibit 99.2

ARQULE, INC.

5,788,095 Shares of Common Stock, $.01 par value per share

PLACEMENT AGENT AGREEMENT

January 24, 2005

J.P. Morgan Securities Inc.
277 Park Avenue, 3rd Floor
New York, New York 10172

Dear Sir or Madam:

     ArQule, Inc., a Delaware corporation (the “Company”), proposes to sell to certain purchasers (each a “Purchaser” and, collectively, the “Purchasers”), pursuant to the terms of this Placement Agent Agreement (this “Agreement”), an aggregate of up to 5,788,095 shares of Common Stock, par value $.01 per share (the “Common Stock”), of the Company. The aggregate of 5,788,095 shares so proposed to be sold is hereinafter referred to as the “Stock.” The Company hereby confirms its agreement with J.P. Morgan Securities Inc. (“JPMorgan”) as follows (certain terms used herein are defined in Section 13 hereof):

     1. AGREEMENT TO ACT AS PLACEMENT AGENT; PLACEMENT OF SECURITIES. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement:

     (a) The Company hereby authorizes JPMorgan (in such capacity, the “Placement Agent”) to act as its exclusive agent to solicit offers for the purchase of all or part of the Stock from the Company in connection with the proposed offering of the Stock (the “Offering”). Prior to the earlier of (i) the date on which this Agreement is terminated and (ii) the Closing Date (as defined in Section 3), the Company shall not, without the prior consent of the Placement Agent, solicit or accept offers to purchase Stock (other than pursuant to the exercise of options or warrants to purchase shares of Common Stock that are outstanding at the date hereof) otherwise than through the Placement Agent.

     (b) The Placement Agent agrees, as agent of the Company, to use its best commercially practicable efforts to solicit offers to purchase the Stock from the Company on the terms and subject to the conditions set forth in the Base Prospectus (as defined below) and the Prospectus Supplement (as defined below). The Placement Agent agrees to use its best commercially practicable efforts to assist the Company in obtaining performance by each Purchaser whose offer to purchase Stock has been solicited by the Placement Agent and accepted by the Company, but the Placement Agent shall not, except to facilitate such acceptance by the Company or as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser. The Placement Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agent be obligated to purchase any Stock for its own account and, in soliciting purchases of Stock, the Placement Agent shall act solely as the Company’s agent and not as principal.

     (c) Subject to the provisions of this Section 1, offers for the purchase of Stock may be solicited by the Placement Agent as agent for the Company at such times and in such amounts as the Placement Agent deems advisable. The Placement Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Stock received by it as agent of the Company. The Company shall have the sole right to accept offers to purchase the Stock and may reject any such offer, in whole or in part. The Placement Agent shall have the right, in its discretion reasonably exercised, without notice to the Company, to reject any offer to purchase Stock received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

     (d) Concurrently with the execution and delivery of this Agreement, the Company, the Placement Agent and JPMorgan Chase Bank, N.A., as escrow agent (the “Escrow Agent”), shall enter into an Escrow Agreement substantially in the form of Exhibit A attached hereto (the “Escrow Agreement”), pursuant to which an escrow account will be established, at the Company’s expense, for the benefit of the Company and the Purchasers (the “Escrow Account”). Prior to the Closing Date, each of the Purchasers will deposit in the Escrow Account an amount equal to the price per share for the Stock set forth on the cover page of the Prospectus Supplement multiplied by the number of shares of Stock to be purchased by such Purchaser (the “Escrow Funds”).

     (e) As compensation for services rendered, on the Closing Date the Company shall pay to the Placement Agent by wire transfer of immediately available funds to an account or accounts designated by the Placement Agent, an amount equal to six percent (6%) of the gross proceeds received by the Company from the sale of the Stock.

     (f) No Stock which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Stock shall have been delivered to the Purchaser thereof against payment by such Purchaser. If the Company shall default in its obligations to deliver Stock to a Purchaser whose offer it has accepted, and from which it has received payment for such Stock, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company.

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the Placement Agent and the Purchasers that:

     (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), and has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on such Form (Registration File No. 333-111181), which became effective as of December 23, 2003, for the registration under the Securities Act of the Stock for the transactions described therein, including the Offering. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies in all other material respects with said Rule. The Company will file with the

Commission, pursuant to Rule 424(b) under the Securities Act, a supplement to the form of prospectus included in such registration statement relating to the Offering and has provided the Placement Agent with a copy of such supplement. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement;” such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus;” and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) under the Securities Act and the rules and regulations of the Commission promulgated thereunder (the “Rules and Regulations”) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” Any reference herein to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing by the Company of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, on or before the Closing Date (as defined below), incorporated or deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and, to the Company’s knowledge, no proceeding for any such purpose is pending, has been initiated or is threatened by the Commission.

     (b) The Registration Statement contains all exhibits and schedules required by the Securities Act. The Registration Statement, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each of the Base Prospectus and the Prospectus Supplement, as of its respective date, complies or will comply, as the case may be, in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. The Base Prospectus and the Prospectus Supplement, taken as a whole, as amended or supplemented, will not contain as of the date of the Prospectus Supplement and the Closing Date, any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable rules and regulations promulgated thereunder, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus or Prospectus Supplement prior to the consummation of the Offering, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable rules and regulations promulgated thereunder, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representations or warranties in this Section 2(b) with respect to statements or omissions made in reliance upon and in conformity with the Placement Agent’s Information (as defined in Section 15). No post-effective amendment to the Registration Statement reflecting any facts or events arising after the effective date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission.

     (c) The Company has not distributed and will not distribute, prior to the completion of the distribution of the Stock, any offering material in connection with the offering and sale of the Stock other than the Base Prospectus and the Prospectus Supplement or the Registration Statement and copies of the documents incorporated by reference therein.

     (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, has full corporate power and corporate authority to own or lease its properties and conduct its business as described in the Registration Statement, the Base Prospectus or the Prospectus Supplement and as now being conducted, and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where failure to be so qualified would not reasonably be expected to have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its subsidiary taken as a whole (a “Material Adverse Effect”). Except as disclosed in the Registration Statement and on Schedule 2(d) to this Agreement, the Company does not own, and at the Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. ArQule U.K., Ltd., a company organized under the laws of the United Kingdom, is the only subsidiary of the Company, and such subsidiary has conducted no material business operations since April 1, 2004.

     (e) The Stock being issued and sold pursuant to the Transaction Documents (as defined in Section 13) has been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights (except those that have been waived by the holder thereof) and will conform in all material respects to the description thereof contained in the Registration Statement, the Base Prospectus and the Prospectus Supplement.

     (f) The Company has an authorized capitalization as set forth in the Registration Statement, the Base Prospectus and the Prospectus Supplement, all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the

Registration Statement, the Base Prospectus and the Prospectus Supplement and, except as set forth in the Registration Statement, Base Prospectus and the Prospectus Supplement and except for options granted under any of the Company’s stock option plans described therein, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of, or ownership interests in, the Company are outstanding.

     (g) The Company has full corporate power and authority to execute and deliver the Transaction Documents and to consummate the transactions contemplated herein and therein. The Transaction Documents have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company herein may be legally unenforceable.

     (h) None of the execution and delivery of the Transaction Documents, the issuance and sale of the Stock by the Company hereunder and thereunder, the fulfillment of the terms of the Transaction Documents or the consummation of the transactions contemplated by the Transaction Documents, will (i) violate any law, rule, regulation, judgment, injunction, decree, determination, award or order of any court or governmental agency or instrumentality, domestic or foreign, or (ii) conflict with or result in any breach of any of the terms of or constitute a default (with or without the giving of notice or the passage of time or otherwise) under, or result in the termination of or the creation or imposition of any mortgage, lien, security interest or other charge or encumbrance of any nature under the terms of: (A) any material contract or agreement to which the Company is a party or by which the Company or any of the assets and properties of the Company is bound, other than any such conflict, breach or default which would not reasonably be expected to have a Material Adverse Effect; or (B) the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) or the Company’s Amended and Restated By-laws (the “Bylaws”). None of the execution and delivery of the Transaction Documents, the issuance and sale of the Stock by the Company hereunder and thereunder, the fulfillment of the terms of the Transaction Documents or the consummation of the transactions contemplated by the Transaction Documents requires any consent, approval, order or authorization of, or registration with, or the giving of notice to, any governmental or public body or authority or any other person, except for (i) such notices, consents or approvals which have previously been given or obtained or which will be given or obtained on or before the Closing Date, (ii) notices and filings that may be required under applicable state and federal securities laws that will be undertaken by the Company after the Closing Date and (iii) such notices or filings that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     (i) There is no contract, lease, instrument or other document of a character required by the Securities Act or the Rules and Regulations to be described in the Registration Statement, the Base Prospectus and the Prospectus Supplement, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required.

     (j) All existing minute books of the Company since January 1, 2002, including all existing records of all meetings and actions of the board of directors (including, Audit, Compensation and Corporate Governance Committees) and stockholders of the Company through the date of the latest meeting and action (collectively, the “Corporate Records”) are complete and all approved minutes accurately reflect, in all material respects, all transactions referred to in such Corporate Records. There are no material transactions, agreements or other actions that have been consummated by the Company that are not properly approved and/or recorded in the Corporate Records.

     (k) Except as set forth in Schedule 2(k) or as described in the Registration Statement, the Base Prospectus or the Prospectus Supplement, no person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement or otherwise, and the Company is not required under the terms and conditions of any existing agreement to which the Company is a party or otherwise bound to file any registration statement for the registration of any securities of any person or register any such securities pursuant to any other registration statement filed by the Company under the Securities Act for a period of at least 90 days after the date hereof.

     (l) As of the dates specified, the consolidated financial statements of the Company, together with related notes and schedules, included or incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement complied and will comply in form in all material respects with Regulation S-X promulgated by the Commission with respect thereto. Such financial statements and related notes and schedules have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the period involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and its results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     (m) Except as set forth in the Registration Statement, the Base Prospectus or the Prospectus Supplement, there is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened, to which the Company is a party or of which the business or property of the Company is subject that is not disclosed in the Registration Statement, the Base Prospectus or the Prospectus Supplement under the heading “Legal Proceedings.” There are no requests for confidential treatment of information currently pending before the Commission. Except as set forth in Schedule 2(m), there is no investigation, inquiry or proceeding by the Commission of or against the Company currently pending, and, to the Company’s knowledge, no such investigation, inquiry or proceeding has been threatened.

     (n) Except as set forth in the Registration Statement, the Base Prospectus or the Prospectus Supplement, the Company has good and marketable title to its properties, free and clear of all material security interests, mortgages, pledges, liens, charges, encumbrances and claims of record. The properties of the Company are, in the aggregate, in good repair (reasonable wear and tear excepted), and suitable for their respective uses. To the Company’s knowledge, any real property held under lease by the Company is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the conduct of the business of the Company. The Company owns or leases all such properties as are necessary to its business or operations as now conducted.

     (o) The Company is not (i) in violation of its Certificate of Incorporation, Bylaws or other organizational documents, (ii) in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, or (iii) in default (and there exists no condition which, with or without the passage of time or giving of notice or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which the Company is bound or by which the property of the Company is bound, which would be reasonably expected to have a Material Adverse Effect.

     (p) The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “Plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company are eligible to participate, and each such Plan is in compliance with the presently applicable provisions of ERISA and such regulations and published interpretations, except for such instances of non-compliance as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No “prohibited transaction” (as defined in Section 406 of ERISA, or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) has occurred with respect to any employee benefit plan which could reasonably be expected to have a Material Adverse Effect. Except as could not be reasonably expected to have a Material Adverse Effect, Company has not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

     (q) The Company carries, or is covered by, insurance in such amounts and covering such risks as it reasonably believes is adequate for the conduct of its business and the value of its properties.

     (r) The Company owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except where such failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and the Company has not received any notice of any proceeding relating to the revocation or modification of any such license, permit certificate, consent, order, approval or other authorization, except as described in the Registration Statement, the Base Prospectus or the Prospectus Supplement, and the Company is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date hereof, except where such noncompliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (s) PricewaterhouseCoopers LLP, who has certified certain financial statements of the Company and delivered its report with respect to the audited consolidated financial statements and schedules included in the Base Prospectus, the Prospectus Supplement or the Registration Statement, or incorporated by reference therein, is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the Rules and Regulations.

     (t) The Company has filed all material tax returns required to be filed, which returns are true and correct in all material respects, and the Company, to its knowledge, is not in default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.

     (u) The Company maintains a system of internal accounting controls that the Company reasonably believes are sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability of assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (v) Neither the Company nor any of its officers or directors, or to the Company’s knowledge, any of their affiliates (as such term is defined in Rule 405 under the Securities Act), has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of the Common Stock.

     (w) The Company (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”); (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business ; and (iii) is in compliance with all terms and conditions of any such permit, license or approval; except where such noncompliance with Environmental Laws, failure to receive require permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There are no pending or, to the knowledge of the Company, threatened Environmental Claims (as defined below) against the Company. “Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

     (x) The Company has ownership or license or legal right to use all patent, copyright, trade secret, trademark, customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company and material to the Company (collectively, “Intellectual Property”) other than Intellectual Property generally available on commercial terms from other sources and other than Intellectual Property where lack of ownership, license or right to use could not reasonably be expected to have a Material Adverse Effect. All of such patents, registered trademarks and registered copyrights owned by the Company have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and all such jurisdictions, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. All material licenses or other material agreements under which (i) the Company is granted rights in Intellectual Property, other than Intellectual Property generally available on commercial terms from other sources, or (ii) the Company has granted rights to others in Intellectual Property owned or licensed by the Company, are, to the knowledge of the Company, in full force and effect and, to the knowledge of the Company, there is no material default by the Company thereunder. The Company believes it has taken all steps required in accordance with sound business practice and business judgment to establish and preserve its ownership of or rights to all material Intellectual Property. To the knowledge of the Company, the present business, activities and products of the Company do not infringe any intellectual property of any other person, except where such infringement could not reasonably be expected to have a Material Adverse Effect. Except as set forth in Schedule 2(x) or as described in the Base Prospectus, the Prospectus Supplement or the Registration Statement, no proceeding charging the Company with infringement of any adversely held Intellectual Property has been filed. To the knowledge of the Company, the Company is not making unauthorized use of any confidential information or trade secrets of any person. Neither the Company nor, to the knowledge of the Company, any of its employees has any agreements or arrangements with any persons other than the Company related to confidential information or trade secrets of such persons other than such agreements that would not materially restrict the Company from conducting its business as currently conducted.

     (y) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq National Market (the “Nasdaq Stock Market”), and the Company has taken no action designed to terminate, or reasonably likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Stock Market. The Company has filed, or promptly following the execution of this Agreement will file, a Notification Form for Listing of Additional Shares with the Nasdaq Stock Market with respect to the Stock.

     (z) Since January 1, 2002, the Company has made all required filings pursuant to the rules and regulations promulgated thereunder, and all such filings, as may have been amended, complied in all material respects with the Exchange Act and such rules and regulations promulgated hereunder as of the date filed with the Commission.

     (aa) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required by the Securities Act to be described in the Registration Statement, the Base Prospectus and the Prospectus Supplement which is not so described.

     (bb) The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

     (cc) The Company is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Placement Agent for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Stock.

     (dd) Except as disclosed in the Registration Statement, the Base Prospectus or the Prospectus Supplement (excluding, for purposes of this paragraph, any exhibits thereto), since September 30, 2004 there has not been (i) any Material Adverse Effect, whether or not arising in the ordinary course of business, (ii) any obligation, direct or contingent, that is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business consistent with past practice, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company which has been sustained which has had a Material Adverse Effect.

     Any certificate signed by any officer of the Company and delivered to the Placement Agent or counsel for the Placement Agent in connection with the offering of the Stock shall be deemed a representation and warranty by the Company, as to the matters covered thereby, to the Placement Agent and the Purchasers.

     3. THE CLOSING. The time and date of closing and delivery of the documents required to be delivered to the Placement Agent pursuant to Section 6 hereof shall be at 10:00 A.M., New York time, on January 28, 2005 (the “Closing Date”) at the offices of Dechert LLP, at 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, PA 19013. At the Closing, the Escrow Agent will disburse the Escrow Funds from the Escrow Account to the Company as provided in the Escrow Agreement and the Company shall deliver the shares of Stock to the Purchasers who have deposited in the Escrow Account an amount equal to the price per share for the Stock, which delivery may be made through the facilities of the Depository Trust Company.

     4. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the Placement Agent:

     (a) (i) To make no further amendment or supplement prior to the Closing Date to the Registration Statement or any amendment or supplement to the Prospectus Supplement, which shall be reasonably disapproved by the Placement Agent in good faith promptly after reasonable notice thereof; (ii) for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock, to advise the Placement Agent promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus Supplement or any amended Prospectus Supplement has been filed and to furnish the Placement Agent with copies thereof; (iii) to use its best commercially practicable efforts to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 15 or 15(d) of the Exchange Act subsequent to the date of the Prospectus Supplement and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock; (iv) to advise the Placement Agent, promptly after it receives notices thereof, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock, (x) of any request by the Commission to amend the Registration Statement or to amend or supplement the Prospectus Supplement or for additional information relating thereto and (y) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any Incorporated Document or any amendment or supplement thereto or any order preventing or suspending the use of the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the institution or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus Supplement or for additional information relating thereto; and, (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Base Prospectus or Prospectus Supplement or suspending any such qualification, promptly to use its best commercially practicable efforts to obtain the withdrawal of such order.

     (b) To comply with the Securities Act and the Exchange Act, and the rules and regulations thereunder, so as to permit the completion of the distribution of the Stock as contemplated in the Transaction Documents and the Prospectus Supplement. If during the period in which a prospectus is required by law to be delivered by the Placement Agent or a dealer in connection with the distribution of Stock contemplated by the Prospectus Supplement, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Placement Agent or counsel for the Placement Agent, it becomes necessary to amend or supplement the Prospectus Supplement in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus Supplement is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus Supplement to comply with any law, the Company promptly will prepare and file with the Commission, and furnish at its own expense to the Placement Agent and to such dealers, an appropriate amendment to the Registration Statement or supplement to the Prospectus Supplement so that the Prospectus Supplement as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus Supplement will comply with such law. Before amending the Registration Statement or supplementing the Base Prospectus in connection with the Offering, the Company will furnish the Placement Agent with a copy of such proposed amendment or supplement and will not file such amendment or supplement to which the Placement Agent reasonably objects.

     (c) To deliver promptly to the Placement Agent such number of the following documents as the Placement Agent shall reasonably request: (i) the Base Prospectus; (ii) the Prospectus Supplement (not later than 10:00 A.M., New York time, on the second Business Day following the execution and delivery of this Agreement) and any amendment or supplement thereto (not later than 10:00 A.M., New York City time, on the Business Day following the date of such amendment or supplement); and (iii) any document incorporated by reference in the Base Prospectus or Prospectus Supplement. The Company will pay the expenses of printing or other production of all documents relating to the Offering.

     (d) To make generally available to its stockholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

     (e) To pay the fee, if any, of the National Association of Securities Dealers, Inc. (“NASD”) in connection with its review of the Offering.

     (f) Not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for a period of 90 days from the date of the Prospectus Supplement without the prior written consent of the Placement Agent other than (i) the Company’s sale of the Stock hereunder, (ii) the issuance of shares or options to purchase shares pursuant to qualified stock option plans and currently outstanding options, warrants or rights, (iii) securities issued to a collaborative partner of the Company solely in connection with a corporate partnering transaction; provided, however, that before issuing any shares to a collaborative partner, the Company shall obtain from such collaborative partner an agreement to be bound by a letter substantially in the form of Exhibit C, pursuant to which such collaborative partner shall agree not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for a period of 90 days from the date of the Prospectus Supplement, without the prior written consent of the Placement Agent; or (iv) in connection with a Sale of the Company. The Company will cause each of its executive officers and directors listed on Exhibit B hereto to furnish to the Placement Agent, prior to the Closing Date, a letter, substantially in the form of Exhibit C hereto, pursuant to which each such person shall agree not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for a period of 90 days from the date of the Prospectus Supplement, without the prior written consent of the Placement Agent, other than the exercise of currently outstanding options or in connection with a Sale of the Company.

     (g) Prior to the Closing Date, to furnish to the Placement Agent, as soon as they have been prepared (if at all), copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing or incorporated by reference in the Base Prospectus, the Prospectus Supplement or the Registration Statement.

     (h) Prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for communications in the ordinary course of business and consistent with the past practices of the Company and of which the Placement Agent is notified), without the prior written consent of the Placement Agent, unless in the judgment of the Company and its counsel, and after notification to the Placement Agent, such press release or communication is required by law.

     (i) Between the date hereof and the Closing Date, to promptly disclose to the Placement Agent in writing any information that gives the Company any reason to believe that any of the conditions set forth in Section 6 will not be satisfied as of the Closing Date.

     (j) To apply the net proceeds received by the Company from the sale of the Stock pursuant to this Agreement in the manner specified in the Prospectus Supplement under the heading “Use of Proceeds”.

     (k) To maintain, at its expense, a registrar and transfer agent for the Stock.

     (l) To supply the Placement Agent with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Stock under the Securities Act.

     (m) To take from time to time such reasonable actions as required to permit the Stock to continue to be listed and authorized for trading on the Nasdaq Stock Market.

     (n) To furnish to the Placement Agent such further information, certificates and documents as the Placement Agent may reasonably request.

     5. PAYMENT OF EXPENSES. The Company agrees with the Placement Agent to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Stock to the Purchasers and any taxes payable in that connection; (b) the costs incident to the Registration of the Stock under the Securities Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statement, Base Prospectus and Prospectus Supplement and any amendments and exhibits thereto or any document incorporated by reference therein, and the costs of printing, reproducing and distributing, the Transaction Documents by mail, telex or other means of communication; (d) the fees and expenses incurred in connection with filings, if any, made with the NASD; (e) any applicable listing or other fees; (f) all fees and expenses of the registrar and transfer agent of the Stock; (g) the fees and expenses of the Escrow Agent incurred pursuant to the Escrow Agreement; and (h) all other costs and expenses incident to the performance of the obligations of the Company under the Transaction Documents (including, without limitation, the fees and expenses of the Company’s counsel and the Company’s independent accountants). The Company further agrees with the Placement Agent to pay the costs and expenses of the Placement Agent to the extent set forth in the engagement letter, dated December 22, 2004, by and between the Placement Agent and the Company (the “Engagement Letter”).

     6. CONDITIONS TO THE OBLIGATIONS OF THE PLACEMENT AGENT AND THE SALE OF THE STOCK. The obligations of the Placement Agent and the closing of the sale of the Stock hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company in all material respects to the extent not otherwise qualified by materiality, and in all respects to the extent qualified by materiality, of their obligations hereunder, and to each of the following additional terms and conditions:

     (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Base Prospectus or the Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent. Any filings required to be made by the Company in accordance with Section 4(a) shall have been timely filed with the Commission.

     (b) The Placement Agent shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement, the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agent (after consultation with Company and its counsel), is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

     (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents, the Stock, the Registration Statement, the Base Prospectus and the Prospectus Supplement and all other legal matters relating to the Transaction Documents and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

     (d) Arnold & Porter LLP shall have furnished to the Placement Agent, such counsel’s written opinion, as counsel for the Company, addressed to the Placement Agent and the Purchasers and dated the Closing Date in form and substance reasonably satisfactory to the Placement Agent, to the effect that, subject to customary qualifications and assumptions:

          (i) the Company is validly existing as a corporation in good standing under the laws of the state of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in the Commonwealth of Massachusetts and has all corporate authority necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Base Prospectus and the Prospectus Supplement, except where the failure to so qualify or have such authority, singularly or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

          (ii) the Company has the authorized capitalization as set forth in the Base Prospectus as supplemented by the Prospectus Supplement, and the Stock when issued and delivered to and paid for by the purchasers thereof as contemplated by this Agreement, will be duly and validly authorized and issued, fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Base Prospectus as supplemented by the Prospectus Supplement;

          (iii) there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company’s

Certificate of Incorporation or Bylaws or any material agreement or other instrument known to such counsel;

          (iv) the Transaction Documents have been duly authorized, executed and delivered by the Company;

          (v) the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not result in any violation of the provisions of the Certificate of Incorporation or Bylaws of the Company or, to the knowledge of such counsel, any judgment, order or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets;

          (vi) the Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, the Prospectus Supplement was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

          (vii) except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Stock, no consent, approval, authorization or order of, or filing or registration with, any court, governmental agency or governmental body is required for the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby;

          (viii) except as set forth in Schedule 2(k), to such counsel’s knowledge, no person or entity has the right to require registration of shares of Common Stock of the Company because of the completion of the Offering, except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right;

     In addition, such counsel shall state that it has participated, in the course of serving as special counsel to the Company in connection with the preparation of the Registration Statement and Prospectus Supplement, in discussions with representatives of the Company, the Placement Agent, and the Placement Agent’s counsel during which the contents of drafts of the Registration Statement, the Base Prospectus and the Prospectus Supplement were discussed. Such counsel also shall state that, although it has made no independent investigation or verification of the correctness and completeness of the information included in the Registration Statement or the Prospectus Supplement, nothing has come to its attention that has caused it to believe that either the Registration Statement or any amendments thereto, at the time the Registration Statement or any such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus Supplement, as of the Closing, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements, including the notes and schedules thereto, or any other financial or statistical information, or the information regarding the Placement Agent or the method of distribution of the Stock included in the Registration Statement or the Prospectus Supplement).

     (e) The Company shall have furnished to the Placement Agent and the Purchasers a certificate, dated the Closing Date, executed by its President and Chief Executive Officer and its Chief Financial Officer stating that (i) such officers have examined the Registration Statement, the Base Prospectus and the Prospectus Supplement and, in their opinion, the Registration Statement as of its effective date and the Prospectus Supplement (taken together with the Base Prospectus), as of the date of the Prospectus Supplement and the date of such certificate, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus Supplement, taken together with the Base Prospectus, in light of the circumstances in which such statements were made), (ii) since the effective date of the Registration Statement no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Base Prospectus or the Prospectus Supplement and which has not been so set forth, (iii) as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and (iv) subsequent to the date of the most recent financial statements included or incorporated by reference in the Base Prospectus and the Prospectus Supplement, there has been no material adverse change in the financial position or results of operation of the Company, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company, except as set forth in the Base Prospectus and the Prospectus Supplement.

     (f) At the time of the execution of this Agreement, the Placement Agent shall have received from PricewaterhouseCoopers LLP a draft of a letter, addressed to the Placement Agent and the Company and dated such date, in form and substance reasonably satisfactory to the Placement Agent and PricewaterhouseCoopers LLP (i) confirming that it is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the Rules and Regulations and (ii) stating the conclusions and findings of such firm with respect to the financial statements and certain financial information contained or incorporated by reference into the Base Prospectus or the Prospectus Supplement (the “Comfort Letter”).

     (g) On the Closing Date, the Placement Agent shall have received the Comfort Letter duly executed by PricewaterhouseCoopers LLP addressed to the Placement Agent and the Company and dated the Closing Date.

     (h) Since the date of the latest audited financial statements included or incorporated by reference in the Base Prospectus and the Prospectus Supplement, there has been no event,

development or occurrence which has had or that would reasonably be expected to result in a Material Adverse Effect, the effect of which is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Stock on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.

     (i) The Stock shall have been listed and authorized for trading on the Nasdaq Stock Market.

     (j) At the time of execution of this Agreement, the Company shall have furnished to the Placement Agent a letter substantially in the form of Exhibit C hereto from each executive officer and director of the Company listed on Exhibit B hereto.

     (k) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq Stock Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) there shall have been a declaration of a national emergency or a declaration of war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the sole judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale or delivery of the Stock on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.

     (l) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Stock; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Stock.

     (m) The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the Offering, including as an exhibit thereto this Agreement and any other documents relating thereto.

     (n) The Company shall have entered into the Escrow Agreement with the Placement Agent and the Escrow Agent and such agreement shall be in full force and effect.

     (o) Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates and documents as the Placement Agent may reasonably request.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

     7. Indemnification and Contribution.

     (a) The Company shall indemnify and hold harmless the Placement Agent, its affiliates, directors and officers and each person, if any, who controls the Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Placement Agent Indemnified Parties” and each a “Placement Agent Indemnified Party”) against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Placement Agent Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, the Registration Statement or the Prospectus Supplement or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in the Base Prospectus, the Registration Statement or the Prospectus Supplement or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Placement Agent Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Placement Agent Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from the Base Prospectus, the Registration Statement or the Prospectus Supplement or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through the Placement Agent specifically for use therein, which information the parties hereto agree is limited to the Placement Agent’s Information (as defined in Section 15). This indemnity agreement is not exclusive and will be in addition to any liability, which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to the Placement Agent Indemnified Party.

     (b) The Placement Agent shall indemnify and hold harmless the Company, its officers, employees, representatives and agents, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act (collectively the “Company Indemnified Parties” and each a “Company Indemnified Party”) against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company Indemnified Parties may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, the Registration Statement or the Prospectus Supplement or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but with respect to each of clause (i) and this clause (ii) only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Placement Agent furnished to the Company by the Placement Agent specifically for use therein, and shall reimburse the Company Indemnified Parties promptly upon demand for any legal or other expenses reasonably incurred by such parties in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred. This indemnity agreement is not exclusive and will be in addition to any liability, which the Placement Agent and the Purchasers might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to the Company Indemnified Parties. Notwithstanding the provisions of this Section 7(b), in no event shall any indemnity under this Section 7(b) with respect to the Placement Agent exceed the total compensation received by the Placement Agent in accordance with Section 1(f).

     (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action in a reasonably prompt manner and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party. It is understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Placement Agent, if the indemnified parties under this Section 7 consist of any Placement Agent Indemnified Party, or by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b) shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. Subject to the provisions of Section 7(d) below, no indemnifying party shall be liable for any settlement, compromise or the consent to the entry of judgment in connection with any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action other than a judgment entered with the consent of such indemnified party, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (d) If at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for reasonable fees and actual out-of-pocket expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by this Section 7 effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     (e) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agent on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company bears to the total compensation received by the Placement Agent with respect to the Stock purchased under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Placement Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission; provided that the parties hereto agree that the written information furnished to the Company by the Placement Agent for use in the Prospectus Supplement consists solely of the Placement Agent’s Information. The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(e) shall be deemed to include, for purposes of this Section 7(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(e), the Placement Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Stock was offered and sold to the public less the amount of any damages which the Placement Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     8. TERMINATION. This Agreement may be terminated by the Placement Agent in its absolute discretion by notice given to the Company if, at any time after the execution and delivery of this Agreement and prior to the Closing Date: (a) in the judgment of the Placement Agent there shall have occurred any Material Adverse Effect; or (b) any of the events described in Sections 6(h) or 6(k) have occurred, and such event singly or together with any other event, makes it, in the Placement Agent’s judgment, impracticable or inadvisable to market the Stock or otherwise proceed with the sale of the Stock in the manner and on the terms contemplated in the Base Prospectus and the Prospectus Supplement. This Agreement may be terminated by the Placement Agent or the Company if, at any time after the execution and delivery of this Agreement and prior to the Closing Date, either party delivers to the other ten days’ prior written notice that it desires to terminate this Agreement. Any termination pursuant to this Section 8 shall be without liability on the part of any party hereto to any other party except that the provisions of Sections 5, 7 and 9 shall at all times be effective and shall survive such termination.

     9. CONFIDENTIALITY. The Placement Agent will not use confidential information obtained from the Company pursuant to this Agreement or its other relationships with the Company other than in connection with the performance by the Placement Agent of its services hereunder. The Placement Agent will not furnish any such confidential information to other companies or other third parties. The Company also acknowledges that Placement Agent has no obligation to use in connection with this Agreement, or to furnish to the Company, confidential information obtained from other companies.

     10. SUCCESSORS; PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Placement Agent, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the Placement Agent Indemnified Parties, and the indemnities of the Placement Agent shall also be for the benefit of the Company Indemnified Parties. It is understood that the Placement Agent’s responsibility to the Company is solely contractual in nature and the Placement Agent do not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.

     11. SURVIVAL OF INDEMNITIES, REPRESENTATIONS AND WARRANTIES, ETC. The respective indemnities, covenants, agreements, representations and warranties of the Company and the Placement Agent as set forth in this Agreement or made by them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company or any person controlling any of them and shall survive delivery of and payment for the Stock.

     12. NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

     (a) if to the Placement Agent, shall be delivered or sent by mail, telex or facsimile transmission to J.P. Morgan Securities Inc., 277 Park Avenue, 11th Floor, New York, NY 10172, Attention: Robert Vincent, Esq. (facsimile: (212) 270-7487), with a copy to Dechert LLP, 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, Pennsylvania 19103, Attention: James A. Lebovitz, Esq. (facsimile: (215) 994-2222); and

     (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to ArQule, Inc., 19 Presidential Way, Woburn, Massachusetts 01801, Attention: Stephen A. Hill (facsimile: (781) 503-0009), with copies to (i) ArQule, Inc., 19 Presidential Way, Woburn, Massachusetts 01801, Attention: General Counsel (facsimile: (781) 994-0587), and (ii) Arnold & Porter LLP, 555 Twelfth Street, NW, Washington, DC 20004, Attention: Richard E. Baltz, Esq. (facsimile: (202) 942-5999).

     13. DEFINITIONS OF CERTAIN TERMS. The terms which follow, when used in this Agreement, shall have the meanings indicated.

     “Business Day” shall mean any day other than a Saturday, a Sunday, a legal holiday, a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or any day on which the Nasdaq Stock Market is not open for trading.

     “Interference Proceeding” shall have the meaning set forth in 35 U.S.C. § 135.

     “Sale of the Company” shall mean any transaction or series of related transactions involving: (a) any merger, consolidation or other similar transaction (i) in which a person or “group” (as defined in the Exchange Act and the rules promulgated thereunder) of persons acquires beneficial or record ownership of securities representing more than 50% of the outstanding Common Stock of the Company or (ii) in which the Company issues securities representing more than 50% of the outstanding Common Stock of the Company; or (b) any sale or disposition of more than 50% of the assets of the Company.

     “to the knowledge of the Company” or “to the Company’s knowledge” shall mean to the actual knowledge of any of the persons holding the following executive offices of the Company: President and Chief Executive Officer; Vice President and Chief Financial Officer; and Vice President and General Counsel.

     “Transaction Documents” shall mean this Agreement and the Escrow Agreement.

     14. GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflicts of laws principles thereof. The Company and the Placement Agent irrevocably submit to the exclusive jurisdiction of the Federal and State courts in Manhattan, New York with respect to any action, proceeding, claim or counterclaim brought by or on behalf of any party related to or arising out of this Agreement or the performance of services hereunder and agree to waive trial by jury in any such action, proceeding, claim or counterclaim.

     15. PLACEMENT AGENT’S INFORMATION. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the only written information furnished by the Placement Agent consists solely of the following statement concerning the Placement Agent contained in the first paragraph under the heading “Plan of Distribution” in the Prospectus Supplement: “Pursuant to the placement agent agreement, J.P. Morgan Securities Inc. has agreed to act as placement agent in connection with the offering.”

     16. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

     17. GENERAL. This Agreement, the Engagement Letter and the Escrow Agreement together constitute the entire agreement of the parties to this Agreement and supersede all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Placement Agent.

     18. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signature Page Follows]

     If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agent, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours, ARQULE, INC.
By:	/s/ J. David Jacobs

Name: J. David Jacobs
Title: Vice President, Legal and General Counsel

Accepted as of
the date first above written:

J.P. MORGAN SECURITIES INC.

By:	/s/ Peter P. Buckley
Name: Peter P. Buckley
Title: Managing Director

[Signature Page to Placement Agent Agreement]